United States
Securities And Exchange Commission
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08359

The Westport Funds

(Exact name of registrant as specified in charter)

253 Riverside Avenue, Westport, Connecticut 06880

(Address of principal executive offices) (Zip code)

Edmund H. Nicklin, Jr., 253 Riverside Avenue, Westport, Connecticut 06880

(Name and address of agent for service)

Registrant's telephone number, including area code:  (888) 593-7878

Date of fiscal year end: 12/31

Date of reporting period: 06/30/13

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

The
Westport
Funds

Westport Select Cap Fund
Westport Fund

Semi-Annual Report
June 30, 2013
(Unaudited)

WESTPORT INVESTMENTS

Performance Results
THE WESTPORT FUNDS
Average Annual Total Returns*– June 30, 2013

Fund or Index	Six Months	One Year	Five Years	Ten Years#	Since Inception#,i
Westport Select Cap Fund – Class Rii	16.19%	20.36%	5.63%	8.23%	9.72%
Russell 2000® Indexiv	15.86%	24.21%	8.77%	9.53%	6.71%
Westport Fund – Class Riii	11.27%	17.20%	7.09%	10.91%	10.62%
Russell Midcap® Indexiv	15.45%	25.41%	8.28%	10.65%	8.50%

As set forth in the Funds’ prospectus dated May 1, 2013, the actual Total Annual Fund Operating Expenses for Class R shares of the Westport Select Cap Fund and the Westport Fund were 1.36% and 1.23%, respectively at December 31, 2012. Total Annual Fund Operating Expenses for Class R shares include shareholder servicing fees. During the fiscal year ended December 31, 2012, the Class R shares of the Westport Select Cap Fund and the Westport Fund paid shareholder servicing fees equal to 0.12% and 0.13%, respectively. Please see the Funds’ Financial Highlights on pages 17 and 19 for the actual Total Fund Operating Expenses paid for the six months ended June 30, 2013. Westport Advisers, LLC has also contractually agreed to waive a portion of its advisory fees and/or assume certain expenses so that Total Annual Fund Operating Expenses do not exceed 1.50% for any class.

#	Performance of the Class R shares of the Westport Fund reflects certain waivers and expense reimbursements. Without such waivers and expense reimbursements, performance would have been lower.

The following pertains to the chart above as well as to the Letter to shareholders on the following pages. Performance data quoted represents past performance; past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Funds’ current performance may be lower or higher than the performance data quoted. Investors may obtain current year-to-date and as of last month end performance information, within 7 business days, at www.westportfunds.com or by calling 1-888-593-7878.

*	The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

i	The Class R shares of the Westport Select Cap Fund and the Westport Fund commenced operations on December 31, 1997.
ii
The Class I shares of the Westport Select Cap Fund commenced operations on February 16, 1998. For the total return and other information relating to Class I shares, see the Financial Highlights on page 18.

iii
The Class I shares of the Westport Fund commenced operations on February 9, 2001. For total return and other information relating to Class I shares of the Westport Fund, see the Financial Highlights on page 20.

iv
The Russell Midcap® Index is an index comprised of the 800 smallest companies in the Russell 1000® Index and represents approximately 31% of the total market capitalization of the Russell 1000® Index (an index of the 1,000 largest companies in the Russell 3000® Index (an index of the 3,000 largest U.S. domiciled publicly-traded companies representing approximately 98% of the investable U.S. equity market)). The Russell 2000® Index, also a subset of the Russell 3000® Index, is comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000® Index, and represents approximately 10% of the total market capitalization of that index. You should note that The Westport Funds are professionally managed mutual funds, which are subject to advisory fees and other expenses, while the indices are unmanaged and do not incur expenses. You cannot invest directly in an index.

v
Lipper Multi-Cap Core Fund Index measures the performance of the 30 largest mutual funds that invest in a variety of capitalization ranges without concentrating 75% of more of their equity assets in any one market capitalization range over an extended period of time, as determined by Lipper, Inc.

THE WESTPORT FUNDS LETTER TO SHAREHOLDERS	July 11, 2013

Dear Fellow Shareholders:

The Federal Reserve (“Fed”) initiated Operation Twist, which consisted of selling short-term debt from its holdings and replacing it with an equal amount of long-term debt, at the Federal Open Market Committee (“FOMC”) meeting held on September 21, 2011. Concerned that the domestic economy required continued support, Operation Twist was extended to year-end 2012 in June 2012. During the second half of 2012, the Fed assessed that the economy was still underperforming and required additional stimulus. On September 13, 2012, the Fed added to that stimulus with the announcement of a third round of quantitative easing (a/k/a “QE3”) through the purchase of $40 billion of mortgage backed securities per month with no termination date. On December 2, 2012, QE3 was expanded further to include the purchase of $45 billion per month of long-term Treasuries. The need for added stimulus was borne out by the subpar real GDP growth of 0.4% and 1.8% in the fourth quarter of 2012 and the first quarter of 2013, respectively. As noted in The Westport Funds’ 2012 Annual Report, the Fed’s efforts to support economic growth have become the primary driver of domestic financial markets. The domestic equity markets recorded double digit returns in the first quarter of this year and modest additional appreciation in the second quarter.

The Fed’s current accommodative monetary policy has two components – short-term interest rates set close to zero and QE, which lowers long-term interest rates through the purchase of long-term debt securities. The latter supports the economy through lower mortgage rates and by offsetting the upward pressure on Treasury interest rates from fiscal deficits. Treasury yields strongly influence interest and capitalization rates on other assets and QE can impel investors to purchase riskier assets with bond-like qualities to maintain their target income stream. In their pursuit of yield, investors have aggressively purchased junk bonds, high-yielding utility securities, real estate investment trusts (“REITs”) and the equity securities of companies in stable industries with comparatively high dividend yields.

The first hint that the investment landscape was likely to change occurred on May 22, 2013 when Fed Chairman Bernanke testified before a Joint Economic Committee of Congress. In his testimony he reminded investors that, while no firm date had been set for the end of the current QE3 program, sufficient improvement in economic fundamentals would lead to its termination. On June 19 the FOMC released its statement for the meeting held that day and Chairman Bernanke held a news conference in which he laid out specific economic parameters that would lead to a gradual reduction in monthly Fed purchases of debt securities with QE3 possibly ending as early as mid 2014. The yield on the 10-year Treasury bond increased from 1.62% on May 2 to 2.49% at the end of June. As this increase in yield would likely slow the recovery in the housing market, one of the pillars of U.S. economic recovery, a number of Fed governors and Fed Bank presidents quickly “clarified” Chairman Bernanke’s comments, suggesting that the timing and the decrease in monthly debt security purchases could be less aggressive than investors feared. The Westport Funds did not shift assets to higher yielding equities, utilities or REITs in response to QE. The focus of the investment strategy of The Westport Funds is undervalued companies with a degree of competitive advantage, and not the current investment fashion, even one supported by the Fed. In the short run this can have a negative impact on results.

Westport Select Cap Fund

For the first six months, the Westport Select Cap Fund’s Class R shares outperformed the Russell 2000® Index with a return of 16.19%, compared to 15.86% for the Russell 2000® Index. Since its inception 15½ years ago, the Westport Select Cap Fund has outperformed the Index by just over 300 basis points1 a year, 9.72% to 6.71% both compounded annually. By far the biggest contributor to first half performance was the Westport Select Cap Fund’s largest holding, Universal Health Services, Inc. Class B shares. This operator of acute care and mental health hospitals gained over 38% and contributed 393 basis points to performance. Once again investors focused on the company as a prime beneficiary of the 2014 implementation of the Affordable Care Act or “Obamacare.” The second largest contributor to first half performance was Willis Group Holdings plc, the international insurance broker. The shares rose over 21% and added 204 basis points. The company’s business turnaround continues and could be accelerated by actions expected to be announced this quarter by the new CEO. Making the third largest contribution for the half was Precision Castparts Corp., the components supplier to the aerospace industry. After being essentially flat in the first quarter, the stock rose over 19% in the second quarter, adding 177 basis points to performance in the first half. The shares rose as problems with Boeing’s 787 aircraft were resolved and the Titanium Metals Corp. acquisition was integrated.

Two other positions contributed over 100 basis points to first half performance. FEI Company, a manufacturer of electron microscopes, rose nearly 32%, adding 173 basis points, and DeVry, Inc., the for-profit education company, was up over 30% and contributed 139 basis points. On the negative side, 4 of 23 holdings declined, costing 120 basis points, with IPG Photonics Corp., the laser manufacturer, and Forest Oil Corp. subtracting 55 and 50 basis points, respectively, as the only decliners of note. Relative to the corresponding Russell 2000® Index industry sectors, the Westport Select Cap Fund’s holdings in the Financial Services and Healthcare sectors added 161 basis points and 143 basis points, respectively while the Fund’s Energy sector holdings subtracted 98 basis points. The lack of REITs in the portfolio cost 64 basis points relative to the Index. The previously announced acquisition of Plains Exploration & Production Company by Freeport-McMoRan Copper & Gold, Inc. was completed. We chose to receive cash in exchange for the Westport Select Cap Fund’s shares, with proceeds of $49.01 per share compared with our average cost of $18.34 per share, resulting in a large long-term capital gain. Carter’s Inc., John Wiley & Sons, Inc. Class A shares, and General Communications, Inc. Class A shares, were removed from the portfolio during the first half.

Westport Fund

The Westport Fund Class R shares returned 11.27% versus 15.45% for the Russell Midcap® Index for the first half of 2013. During the second quarter of 2013, the Westport Fund Class R shares outperformed the Index by 81 basis points. The improved performance can be traced to the increase in bond yields after Fed Chairman Bernanke’s news conference following the FOMC meeting on June 19, 2013. With an end to the QE3 scenario laid out, investors found their bond surrogates less attractive. As noted above, the yield on the 10-year Treasury rose sharply, propelled by the fear among yield-focused investors of not being “first through the door.” With fewer “bond-like” holdings than the Russell Midcap® Index, the Westport Fund Class R shares’ first quarter deficit of 495 basis points improved to a deficit of 289 basis points year to date on June 24. The Westport Fund’s improved relative performance in the second quarter suggests that its portfolio should respond favorably versus the Index in an environment of improved economic performance that supports earnings growth even if somewhat higher long-term interest rates are part of the adjustment. It also seems clear that, for the strategy of investing for yield in response to Fed policy to be successful, one must be among the first to exit when the policy changes.

1	Basis Point is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Returns from the Westport Fund’s portfolio holdings were consistent in the first half of 2013 with only five negative contributors among the 51 holdings each having a weighting greater than 25 basis points. The two largest combined, Teradata Corp. and Trimble Navigation, Ltd., subtracted 74 basis points from overall performance for the half. On the positive side, Universal Health Services, Inc., Precision Castparts Corp., and Lender Processing Services, Inc. contributed 86, 79, and 77 basis points, respectively. On a relative basis versus the Russell Midcap® Index, the Consumer Discretionary and Services sector was the largest detractor to Fund performance in the first half of 2013 at 262 basis points. Also on a relative basis, the Fund’s investments in the Utilities sector subtracted 81 basis points and in REITs subtracted 51 basis points. These three industry sectors accounted for 94% of the Fund’s first half underperformance.

The Westport Fund’s average return has outperformed that of the Russell Midcap® Index by over 200 basis points for the 15½ years since its inception, 10.62% vs. 8.50%, respectively. The Fund’s average annual return also compares favorably to the 5.47% average annual return for the Lipper Multi Cap Core Fund Index, which consists of mutual funds with holdings in the small, medium and large capitalization categories. The Westport Fund’s focus on the long term and avoidance of short-term fads, even those that seem compelling, has been a key factor in these long-term results.

There were a small number of significant portfolio adjustments in the first half. Lender Processing Services, Inc. (“LPS”) provides information technology (“IT”) and services that allow its customers to outsource many of the functions associated with mortgage origination and servicing. Its former parent Fidelity National Financial, Inc. decided the IT segment would enhance its product offerings, while substantial savings were available in merging its mortgage services with those of LPS. Currently, the valuation of the combined companies is not attractive so the Westport Fund’s holdings in LPS with a duration greater than one year were liquidated. Similarly, Chicago Bridge & Iron N.V. completed its purchase of The Shaw Group, Inc. in the first quarter of 2013. The Shaw Group’s focus is on engineering and construction for the utility industry, which broadens the customer base for the combined companies but doesn’t enhance its risk adjusted profitability; thus, the bulk of the position was sold. The Plains Exploration and Production Company acquisition by Freeport-McMoran Copper and Gold, Inc. for $49 in cash including a $3 dividend was completed at the end of May. This represented a 45% premium over the stock price before the announcement of the purchase.

The largest new commitment during the first half of 2013 was to Time Warner, Inc., whose businesses are the production of movies and video content for cable TV networks, TV series, and premium pay channel HBO. In addition, Time Warner, Inc. is spinning off its publishing unit later this year so the growth of the entertainment businesses will no longer be diluted. There is substantial interest from consumers and investors in streaming video sites accessed via the internet for a monthly subscription fee. With a new form of distribution and new distributors, quality programming should be increasingly valuable. Another new addition, PetSmart, Inc., operates superstores which provide an integrated offering to dog and cat owners. Many of its stores offer not only the usual retail products and grooming but also pet hotel services and veterinary care. The company’s financial forecast for 2013 was disappointing to some investors, which created an attractive valuation and an opportunity to purchase its shares.

Outlook

Apparently, Chairman Bernanke has come to the conclusion that the ongoing effectiveness of the Fed’s bond buying program is declining. After all, the Fed’s goal of moving capital to riskier assets has largely been achieved. Stock prices, as measured by the Standard & Poor’s 500® Index (“S&P 500”), have risen over 130% from the lows of 2009 and housing demand and prices have risen in all areas of the country. The benefits of this “wealth effect” are reflected in rising measures of consumer confidence, particularly in the market for “big ticket” purchases such as cars and light trucks. However, QE is not without economic cost. It can lead to funding projects that otherwise would be deemed uneconomic and to assets at unrealistic price levels – bubbles in extreme cases - if investors channel excess liquidity into a small subset of asset classes.

On June 19 Chairman Bernanke laid out a fairly definitive schedule for dialing back and then eliminating the current QE program involving $85 billion of monthly purchases of Treasuries and mortgage backed debt. In essence, Mr. Bernanke committed to ending this program by mid-2014 as long as the economy continues to strengthen and unemployment declines to a specified level. He also made it clear that the fed funds rate would likely remain near zero until sometime in 2015.

The immediate reaction in the markets was an upward spike in interest rates and a sharp sell-off in equity prices. Jawboning by various Fed officials quickly followed, focusing on the Chairman’s qualification that tapering would not begin immediately and would only end next year if the economy’s performance justified such a move. Nevertheless, it appears that the challenge has been laid out – can equity prices, which have been driven higher by rising P/E ratios due to low and declining interest rates, move higher if QE is curtailed? At the start of the year it was widely expected that earnings growth for the S&P 500 would be a modest 5% for 2013. The S&P 500 has gained nearly 14% in the first half which suggests approximately 9% was from price-earnings multiple expansion. A further increase in price-earnings multiples in 2013 is likely to be a struggle but not an insurmountable one.

If the Fed’s forecast for stronger second half economic growth proves correct, corporate earnings would benefit and profits would likely grow at a faster rate than the minimal 1%-2% expected for this quarter. On the other hand, if the sequester or some other factor negatively impacts that growth, the Fed has provided itself cover to slow tapering or, at an extreme, it could even extend the current program.

The Fed will be the first mover among major central banks in reigning in its exceptionally accommodative monetary policy. This was made clear in recent days when the heads of the European Central Bank and the Bank of England affirmed their commitments to a lengthy period of low interest rates. Add Japan to this list while China is attempting to maintain a reasonable growth rate in the face of weakening export demand. Under these circumstances, the equity markets should be inclined to increased volatility in the second half with shares more likely to rise than fall through year end.

We appreciate the support of our shareholders.

Edmund H. Nicklin, Jr.	Andrew J. Knuth

The discussions included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the Funds in the future, including the portfolio managers’ outlook regarding economic, market, political, and other factors relevant to investment performance. These statements are based on the portfolio managers’ expectations concerning certain future events and their expected impact on the Funds, and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the Funds. Actual events may cause adjustments in the portfolio managers’ strategies from those currently expected to be employed, and the outlook of the portfolio managers is subject to change. Any opinions of the Portfolio Managers are intended as such and not as statements of fact requiring affirmations.

There are special risks associated with small and mid-capitalization issues such as market illiquidity and greater market volatility than larger capitalization issues.

Westport Select Cap Fund (WPSRX) – Portfolio Summary
Average Annual Total Returnsi – June 30, 2013

Fund or Index	Six Months	One Year	Five Years	Ten Years	Since Inceptionii
Westport Select Cap Fund – Class R	16.19%	20.36%	5.63%	8.23%	9.72%
Russell 2000® Index	15.86%	24.21%	8.77%	9.53%	6.71%

Performance data quoted represents past performance; past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain current year-to-date and as of last month end performance information, within 7 business days, at www.westportfunds.com or by calling 1-888-593-7878.

i
The chart above represents the performance of the Class R shares only. Performance of the Class I shares may vary based on differences in expenses paid by shareholders in the different classes. The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Class I shares of the Westport Select Cap Fund commenced operations on February 16, 1998. For the total return and other information relating to Class I shares, see the Financial Highlights on page 18.

ii	The Class R shares of the Westport Select Cap Fund commenced operations on December 31, 1997.

Representation of Portfolio Holdings
June 30, 2013 (Unaudited)

The illustration below provides the industry allocations for the Westport Select Cap Fund.

Industry Allocation (% of Net Assets)
Insurance	18.3%
Industrial Specialty Products	17.9%
Consumer Products & Services	11.9%
Business Products & Services	11.9%
Health Care Products & Services	11.7%
Aerospace Products & Services	11.0%
Industrial Services	9.6%
Security Products & Services	2.2%
Oil & Gas Producers	1.6%
Banks & Thrifts/Financial Services	1.3%
Cash & Cash Equivalents	2.6%
Total	100.0%

THE WESTPORT FUNDS WESTPORT SELECT CAP FUND PORTFOLIO OF INVESTMENTS June 30, 2013 (Unaudited)

COMMON STOCKS — 97.4%	Shares	Market Value
Aerospace Products & Services — 11.0%
Precision Castparts Corp.	208,622	$47,150,658

Banks & Thrifts/Financial Services — 1.3%
Banner Corp.	158,213	5,346,017

Business Products & Services — 11.9%
CACI International, Inc.(a)	185,900	11,802,791
PTC, Inc.(a)	432,804	10,616,682
Synopsys, Inc.(a)	799,192	28,571,114
		50,990,587
Consumer Products & Services — 11.9%
Big Lots, Inc.(a)	651,962	20,556,362
Darden Restaurants, Inc.	180,000	9,086,400
Orient-Express Hotels Ltd. - Class A(a)	806,827	9,811,016
Saks, Inc.(a)	862,600	11,765,864
		51,219,642
Health Care Products & Services — 11.7%
Universal Health Services, Inc. - Class B	751,933	50,349,434

Industrial Services — 9.6%
DeVry, Inc.	732,442	22,720,351
United Rentals, Inc.(a)	374,997	18,716,100
		41,436,451
Industrial Specialty Products — 17.9%
FEI Company	403,699	29,465,990
IPG Photonics Corp.	396,752	24,094,749
QLogic Corp.(a)	527,016	5,038,273
Rofin-Sinar Technologies, Inc.(a)	281,458	7,019,562
Rogers Corp.(a)	235,953	11,165,296
		76,783,870
Insurance — 18.3%
Arthur J. Gallagher & Company	403,424	17,625,594
Brown & Brown, Inc.	578,261	18,643,135
Willis Group Holdings plc	1,037,520	42,310,066
		78,578,795
Oil & Gas Producers — 1.6%
Forest Oil Corp.(a)	817,095	3,341,919
Stone Energy Corp.(a)	163,000	3,590,890
		6,932,809

THE WESTPORT FUNDS WESTPORT SELECT CAP FUND PORTFOLIO OF INVESTMENTS (Continued) June 30, 2013 (Unaudited)

COMMON STOCKS — 97.4% (Continued)	Shares	Market Value
Security Products & Services — 2.2%
Checkpoint Systems, Inc.(a)	669,150	$9,495,239

TOTAL COMMON STOCKS (Cost $177,475,057)		$418,283,502

MONEY MARKETS — 2.7%	Shares	Market Value
Federated U.S. Treasury Cash Reserve Fund	11,745,894	$11,745,894

TOTAL MONEY MARKETS (Cost $11,745,894)		$11,745,894

TOTAL INVESTMENT SECURITIES — 100.1% (Cost $189,220,951)		$430,029,396

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(366,453)

NET ASSETS — 100.0%		$429,662,943

(a)	Non-income producing security.

See accompanying notes to financial statements.

Westport Fund (WPFRX) – Portfolio Summary
Average Annual Total Returnsi – June 30, 2013

Fund or Index	Six Months	One Year	Five Years	Ten Yearsii	Since Inceptionii,iii
Westport Fund – Class R	11.27%	17.20%	7.09%	10.91%	10.62%
Russell Midcap® Index	15.45%	25.41%	8.28%	10.65%	8.50%

Performance data quoted represents past performance; past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Funds’ current performance may be lower or higher than the performance data quoted. Investors may obtain current year-to-date and as of last month end performance information, within 7 business days, at www.westportfunds.com or by calling 1-888-593-7878.

i
The chart above represents the performance of the Class R shares only. Performance of the Class I shares may vary based on differences in expenses paid by shareholders in the different classes. The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Class I shares of the Westport Fund commenced operations on February 9, 2001. For total return and other information relating to Class I shares of the Westport Fund, see the Financial Highlights on page 20.

ii	Performance of the Class R shares reflects certain waivers and expense reimbursements. Without such waivers and expense reimbursements, performance would have been lower.
iii	The Class R shares of the Westport Fund commenced operations on December 31, 1997.

Representation of Portfolio Holdings
June 30, 2013 (Unaudited)

The illustration below provides the industry allocations for the Westport Fund.

Industry Allocation (% of Net Assets)
Business Products & Services	16.2%
Industrial Specialty Products	15.5%
Consumer Products & Services	9.2%
Chemicals	9.2%
Health Care Products & Services	8.5%
Oil & Gas Producers	6.9%
Banks & Thrifts/Financial Services	5.1%
Medical Products & Services	4.9%
Aerospace Products & Services	4.6%
Broadcasting/Cable TV/Advertising	4.1%
Other Holdings	10.3%
Cash & Cash Equivalents	5.5%
Total	100.0%

THE WESTPORT FUNDS WESTPORT FUND PORTFOLIO OF INVESTMENTS June 30, 2013 (Unaudited)

COMMON STOCKS — 94.5%	Shares	Market Value
Aerospace Products & Services — 4.6%
Precision Castparts Corp.	133,000	$30,059,330

Banks & Thrifts/Financial Services — 5.1%
Cullen/Frost Bankers, Inc.	70,000	4,673,900
MasterCard, Inc. - Class A	32,500	18,671,250
State Street Corp.	107,500	7,010,075
SunTrust Banks, Inc.	10,000	315,700
WSFS Financial Corp.	48,546	2,543,325
		33,214,250
Broadcasting/Cable TV/Advertising — 4.1%
Interpublic Group of Companies, Inc.	926,192	13,476,094
Time Warner, Inc.	230,000	13,298,600
		26,774,694
Business Products & Services — 16.2%
CA, Inc.	455,089	13,029,198
CACI International, Inc.(a)	35,000	2,222,150
Check Point Software Technologies Ltd.(a)	365,000	18,133,200
Copart, Inc.(a)	170,100	5,239,080
Lender Processing Services, Inc.	60,545	1,958,631
PTC, Inc.(a)	650,000	15,944,500
Synopsys, Inc.(a)	572,012	20,449,429
Teradata Corp.(a)	272,840	13,704,753
Trimble Navigation Ltd.(a)	540,000	14,045,400
		104,726,341
Chemicals — 9.2%
Air Products and Chemicals, Inc.	157,500	14,422,275
Albemarle Corp.	127,300	7,929,517
FMC Corp.	380,000	23,202,800
Praxair, Inc.	123,000	14,164,680
		59,719,272
Consumer Products & Services — 9.2%
American Eagle Outfitters, Inc.	450,000	8,217,000
Dr. Pepper Snapple Group, Inc.	300,000	13,779,000
McCormick & Company, Inc.	210,260	14,793,893
PetSmart, Inc.	120,000	8,038,800
Ross Stores, Inc.	230,000	14,906,300
		59,734,993
Engineering & Consulting — 0.3%
Chicago Bridge & Iron Company N.V.	35,000	2,088,100

THE WESTPORT FUNDS WESTPORT FUND PORTFOLIO OF INVESTMENTS (Continued) June 30, 2013 (Unaudited)

COMMON STOCKS — 94.5% (Continued)	Shares	Market Value
Health Care Products & Services — 8.5%
AbbVie, Inc.	180,000	$7,441,200
CVS Caremark Corp.	192,090	10,983,706
Laboratory Corporation of America Holdings(a)	150,000	15,015,000
Universal Health Services, Inc. - Class B	320,013	21,428,071
		54,867,977
Industrial Services — 2.3%
Republic Services, Inc.	440,000	14,933,600

Industrial Specialty Products — 15.5%
Amphenol Corp.	201,300	15,689,322
FEI Company	196,742	14,360,198
International Rectifier Corp.(a)	120,246	2,517,951
MSC Industrial Direct Company, Inc. - Class A	185,000	14,330,100
Nordson Corp.	199,000	13,792,690
Pall Corp.	272,500	18,102,175
Texas Instruments, Inc.	107,964	3,764,705
W.W. Grainger, Inc.	70,000	17,652,600
		100,209,741
Insurance — 3.0%
Brown & Brown, Inc.	200,000	6,448,000
Willis Group Holdings plc	310,000	12,641,800
		19,089,800
Medical Products & Services — 4.9%
Abbott Laboratories	180,000	6,278,400
Charles River Laboratories International, Inc.(a)	155,000	6,359,650
Varian Medical Systems, Inc.(a)	285,000	19,223,250
		31,861,300
Oil & Gas Producers — 6.9%
Anadarko Petroleum Corp.	200,000	17,186,000
EOG Resources, Inc.	172,500	22,714,800
Forest Oil Corp.(a)	282,500	1,155,425
Lone Pine Resources, Inc.(a)	248,027	81,849
Stone Energy Corp.(a)	162,541	3,580,778
		44,718,852
Oil & Gas Services — 0.9%
Core Laboratories N.V.	40,000	6,066,400

Transportation — 1.9%
FedEx Corp.	122,500	12,076,050

THE WESTPORT FUNDS WESTPORT FUND PORTFOLIO OF INVESTMENTS (Continued) June 30, 2013 (Unaudited)

COMMON STOCKS — 94.5% (Continued)	Shares	Market Value
Utilities — 1.0%
Entergy Corp.	92,500	$6,445,400

Other — 0.9%(b)		5,980,000

TOTAL COMMON STOCKS (Cost $420,897,480)		$612,566,100

MONEY MARKETS — 6.1%	Shares	Market Value
Federated U.S. Treasury Cash Reserve Fund	39,462,770	$39,462,770

TOTAL MONEY MARKETS (Cost $39,462,770)		$39,462,770

TOTAL INVESTMENT SECURITIES — 100.6% (Cost $460,360,250)		$652,028,870

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.6)%		(3,872,999)

NET ASSETS — 100.0%		$648,155,871

(a)	Non-income producing security.
(b)	“Other” category includes all issues that are not disclosed separately in the Portfolio of Investments.

See accompanying notes to financial statements.

THE WESTPORT FUNDS STATEMENTS OF ASSETS AND LIABILITIES June 30, 2013 (Unaudited)

	Westport Select Cap Fund	Westport Fund
ASSETS
Investment securities:
At acquisition cost	$189,220,951	$460,360,250
At market value (Note 2)	$430,029,396	$652,028,870
Dividends and interest receivable	296,816	648,463
Receivable for capital shares sold	194,808	442,177
Other assets	33,749	54,448
TOTAL ASSETS	430,554,769	653,173,958

LIABILITIES
Payable for capital shares redeemed	240,129	4,138,363
Payable to Adviser (Note 4)	355,982	484,438
Other accrued expenses and liabilities	295,715	395,286
TOTAL LIABILITIES	891,826	5,018,087

NET ASSETS	$429,662,943	$648,155,871

Net assets consist of:
Paid-in capital	$140,245,534	$446,177,734
Undistributed net investment income (loss)	(208,144)	6,790
Accumulated net realized gain from security transactions	48,817,108	10,302,727
Net unrealized appreciation on investments	240,808,445	191,668,620
Net assets	$429,662,943	$648,155,871

PRICING OF CLASS R SHARES
Net assets attributable to Class R shares	$169,610,713	$469,098,283
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value) (Note 5)	7,798,979	16,158,635
Net asset value, offering price and redemption price per share (Note 2)	$21.75	$29.03

PRICING OF CLASS I SHARES
Net assets attributable to Class I shares	$260,052,230	$179,057,588
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value) (Note 5)	11,451,186	6,145,352
Net asset value, offering price and redemption price per share (Note 2)	$22.71	$29.14

See accompanying notes to financial statements.

THE WESTPORT FUNDS STATEMENTS OF OPERATIONS For the Six Months Ended June 30, 2013 (Unaudited)

	Westport Select Cap Fund	Westport Fund
INVESTMENT INCOME
Dividends	$2,595,492	$3,749,647	(1)
TOTAL INVESTMENT INCOME	2,595,492	3,749,647

EXPENSES
Investment advisory fees (Note 4)	2,203,107	2,841,153
Transfer agent fees, Class I (Note 4)	158,385	37,092
Transfer agent fees, Class R (Note 4)	107,288	248,918
Shareholder servicing fees, Class R (Note 4)	94,028	267,182
Administration and accounting services fees (Note 4)	84,095	120,544
Shareholder reporting costs	22,330	28,482
Professional fees	19,654	21,401
Registration fees, Class R	19,201	24,993
Registration fees, Class I	15,932	13,927
Trustees' fees	13,367	13,367
Custodian fees	12,526	10,565
Insurance expense	11,181	13,566
Compliance fees and expenses	10,182	12,078
Other expenses	32,360	89,589
TOTAL EXPENSES	2,803,636	3,742,857

NET INVESTMENT INCOME (LOSS)	(208,144)	6,790

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from security transactions	47,030,857	10,262,658
Net change in unrealized appreciation/depreciation on investments	19,631,922	56,459,329
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	66,662,779	66,721,987

NET INCREASE IN NET ASSETS FROM OPERATIONS	$66,454,635	$66,728,777

(1)	Net of Foreign taxes withheld of $4,588.
See accompanying notes to financial statements.

THE WESTPORT FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	Westport Select Cap Fund		Westport Fund
	For the Six Months Ended June 30, 2013 (Unaudited)	For the Year Ended December 31, 2012	For the Six Months Ended June 30, 2013 (Unaudited)	For the Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income (loss)	$(208,144)	$(2,101,024)	$6,790	$371,985
Net realized gains from security transactions	47,030,857	98,022,055	10,262,658	431,524
Net change in unrealized appreciation/depreciation on investments	19,631,922	(66,378,789)	56,459,329	54,865,915
Net increase in net assets from operations	66,454,635	29,542,242	66,728,777	55,669,424

DISTRIBUTIONS TO SHAREHOLDERS:
From investment income, Class R	—	—	—	(32,631)
From investment income, Class I	—	—	—	(287,862)
From realized gains, Class R	—	(35,101,952)	—	(316,522)
From realized gains, Class I	—	(60,745,316)	—	(115,861)
Decrease in net assets from distributions to shareholders	—	(95,847,268)	—	(752,876)

FROM CAPITAL SHARE TRANSACTIONS:
CLASS R
Proceeds from shares sold	13,371,420	31,065,081	54,275,998	202,599,006
Reinvested Dividends	—	34,860,905	—	345,607
Payments for shares redeemed	(29,725,699)	(77,423,106)	(62,249,773)	(117,686,033)
Net increase (decrease) in net assets from Class R share transactions	(16,354,279)	(11,497,120)	(7,973,775)	85,258,580

CLASS I
Proceeds from shares sold	21,059,561	61,190,048	25,179,545	54,298,393
Reinvested Dividends	—	46,040,080	—	347,299
Payments for shares redeemed	(75,443,769)	(196,833,714)	(22,102,367)	(30,702,255)
Net increase (decrease) in net assets from Class I share transactions	(54,384,208)	(89,603,586)	3,077,178	23,943,437

Net increase (decrease) in net assets from capital share transactions	(70,738,487)	(101,100,706)	(4,896,597)	109,202,017

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,283,852)	(167,405,732)	61,832,180	164,118,565

NET ASSETS:
Beginning of period	433,946,795	601,352,527	586,323,691	422,205,126
End of period	$429,662,943	$433,946,795	$648,155,871	$586,323,691

ACCUMULATED NET INVESTMENT INCOME (LOSS)	$(208,144)	$—	$6,790	$—

See accompanying notes to financial statements.

THE WESTPORT FUNDS WESTPORT SELECT CAP FUND FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period
	Class R
	For the Six Months Ended June 30, 2013 (Unaudited)		For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Net asset value at beginning of period	$18.72		$22.61	$24.69	$19.97	$15.70	$23.31

Income (loss) from investment operations:
Net investment loss	(0.02)		(0.11)	(0.22)	(0.17)	(0.09)	(0.13)
Net realized and unrealized gains (losses) on investments	3.05		1.30	(0.24)	4.89	4.65	(7.48)
Total from investment operations	3.03		1.19	(0.46)	4.72	4.56	(7.61)

Less distributions:
From net realized gains	—		(5.08)	(1.62)	—	(0.29)	—
Total distributions	—		(5.08)	(1.62)	—	(0.29)	—

Net asset value at end of period	$21.75		$18.72	$22.61	$24.69	$19.97	$15.70

Total Return	16.19	%(a)	5.70%	(1.86)%	23.64%	28.99%	(32.65)%

Net assets at end of period (000's)	$169,611		$160,831	$197,223	$336,360	$274,861	$301,444

Ratio of total expenses to average net assets	1.36	%(b)	1.36%	1.36%	1.36%	1.37%	1.37%

Ratio of net investment loss to average net assets	(0.02	)%(b)	(0.50)%	(0.75)%	(0.68)%	(0.48)%	(0.60)%

Portfolio turnover rate	0	%(a)(*)	3%	2%	13%	6%	4%

(a)	Not Annualized.
(b)	Annualized.
(*)	Rounds to less than 0.5%.
See accompanying notes to financial statements.

THE WESTPORT FUNDS WESTPORT SELECT CAP FUND FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period
	Class I
	For the Six Months Ended June 30, 2013 (Unaudited)		For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Net asset value at beginning of period	$19.54		$23.33	$25.38	$20.48	$16.07	$23.80

Income (loss) from investment operations:
Net investment loss	(0.01)		(0.08)	(0.16)	(0.11)	(0.05)	(0.08)
Net realized and unrealized gains (losses) on investments	3.18		1.37	(0.27)	5.01	4.75	(7.65)
Total from investment operations	3.17		1.29	(0.43)	4.90	4.70	(7.73)

Less distributions:
From net realized gains	—		(5.08)	(1.62)	—	(0.29)	—
Total distributions	—		(5.08)	(1.62)	—	(0.29)	—

Net asset value at end of period	$22.71		$19.54	$23.33	$25.38	$20.48	$16.07

Total Return	16.22	%(a)	5.95%	(1.69)%	23.93%	29.20%	(32.48)%

Net assets at end of period (000's)	$260,052		$273,116	$404,130	$518,266	$446,963	$346,754

Ratio of total expenses to average net assets	1.22	%(b)	1.17%	1.16%	1.14%	1.15%	1.15%

Ratio of net investment (loss) to average net assets	(0.05	)%(b)	(0.32)%	(0.54)%	(0.46)%	(0.25)%	(0.38)%

Portfolio turnover rate	0	%(a)(*)	3%	2%	13%	6%	4%

(a)	Not Annualized.
(b)	Annualized.
(*)	Rounds to less than 0.5%.
See accompanying notes to financial statements.

THE WESTPORT FUNDS WESTPORT FUND FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period
	Class R
	For the Six Months Ended June 30, 2013 (Unaudited)		For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Net asset value at beginning of period	$26.09		$23.26	$23.28	$19.39	$14.67	$21.11

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		0.01	(0.05)	(0.02)	(0.04)	(0.04)
Net realized and unrealized gains (losses) on investments	2.95		2.84	0.80	3.91	4.76	(6.35)
Total from investment operations	2.94		2.85	0.75	3.89	4.72	(6.39)

Less distributions:
From net investment income	—		(0.00)*	—	—	—	—
From net realized gains	—		(0.02)	(0.77)	—	—	(0.05)
Total distributions	—		(0.02)	(0.77)	—	—	(0.05)

Net asset value at end of period	$29.03		$26.09	$23.26	$23.28	$19.39	$14.67

Total Return	11.27	%(a)	12.26%	3.24%	20.06%	32.17%	(30.28)%

Net assets at end of period (000's)	$469,098		$428,477	$303,709	$273,473	$193,620	$92,583

Ratio of total expenses to average net assets	1.23	%(b)	1.23%	1.25%	1.27%	1.31%	1.37%

Ratio of net investment income (loss) to average net assets	(0.05	)%(b)	0.01%	(0.21)%	(0.08)%	(0.25)%	(0.35)%

Portfolio turnover rate	6	%(a)	1%	9%	1%	5%	3%

(a)	Not Annualized.
(b)	Annualized.
*	Amount rounds to less than $0.005.
See accompanying notes to financial statements.

THE WESTPORT FUNDS WESTPORT FUND FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period
	Class I
	For the Six Months Ended June 30, 2013 (Unaudited)		For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Net asset value at beginning of period	$26.17		$23.32	$23.29	$19.35	$14.63	$21.03

Income (loss) from investment operations:
Net investment income (loss)	0.02		0.10	—	0.02	(0.01)	(0.04)
Net realized and unrealized gains (losses) on investments	2.95		2.82	0.80	3.92	4.73	(6.31)
Total from investment operations	2.97		2.92	0.80	3.94	4.72	(6.35)

Less distributions:
From net investment income	—		(0.05)	—	—	—	—
From net realized gains	—		(0.02)	(0.77)	—	—	(0.05)
Total distributions	—		(0.07)	(0.77)	—	—	(0.05)

Net asset value at end of period	$29.14		$26.17	$23.32	$23.29	$19.35	$14.63

Total Return	11.35	%(a)	12.52%	3.45%	20.36%	32.26%	(30.20)%

Net assets at end of period (000's)	$179,058		$157,847	$118,496	$84,063	$50,371	$16,436

Ratio of total expenses to average net assets	1.06	%(b)	1.01%	1.03%	1.08%	1.15%	1.29%

Ratio of net investment income (loss) to average net assets	0.13	%(b)	0.23%	0.02%	0.12%	(0.07)%	(0.28)%

Portfolio turnover rate	6	%(a)	1%	9%	1%	5%	3%

(a)	Not Annualized.
(b)	Annualized.
See accompanying notes to financial statements.

THE WESTPORT FUNDS NOTES TO FINANCIAL STATEMENTS June 30, 2013 (Unaudited)

1.	Organization

The Westport Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as a diversified, open-end management investment company. The Trust was organized as a Delaware statutory trust under a Declaration of Trust dated September 17, 1997. The Trust has established two separate no-load series: the Westport Select Cap Fund and the Westport Fund (the “Funds”). The Trust was capitalized on December 16, 1997, when the initial shares of each Fund were purchased at $10 per share. Except for the initial purchase of shares, the Trust had no operations prior to the commencement of operations on December 31, 1997.

The Westport Select Cap Fund seeks long-term capital appreciation. Under normal circumstances, the Fund seeks to achieve its investment goal by investing at least 65% of its net assets in the equity securities of small capitalization companies. A small capitalization company has a market capitalization of $2 billion or less at the time of the Fund’s initial investment. Companies whose capitalization exceeds $2 billion after purchase by the Fund will continue to be considered small cap for purposes of this 65% limitation. Even after the market capitalization of a small cap company exceeds $2 billion, Westport Advisers, LLC (the “Adviser”) may determine that the company continues to present a significant investment opportunity. In such instances, as long as the company’s market capitalization does not exceed $6 billion, the Fund may add to an existing position in that company’s securities by purchasing additional shares. Any such additional securities purchases will be considered purchases of small cap securities with respect to the 65% limitation. The Fund may also invest to a limited degree in companies that have larger market capitalizations.

The Westport Fund seeks a return composed of primarily capital appreciation and secondarily current income. The Fund seeks to achieve its investment goals by investing the majority of its assets in undervalued equity securities of attractive mid capitalization companies. A mid capitalization company has a market capitalization between $2 billion and $10 billion. The Fund will also invest on an opportunistic basis in the securities of attractive companies with both larger and smaller market capitalizations, but it is expected that the median market capitalization of the companies in the Fund will be in the mid capitalization range.

Each of the Funds is authorized to offer two classes of shares: Class R shares and Class I shares. Each Class R and Class I share of a Fund represents identical interests in the Fund’s assets and has the same rights, except that (i) Class I shares are expected to have lower operating expenses over time due to a shareholder services plan adopted with respect to Class R shares of each Fund (Note 4), and (ii) certain other class specific expenses are borne solely by the class to which such expenses are attributable. The Class I shares of the Westport Select Cap Fund and the Westport Fund commenced operations on February 16, 1998 and February 9, 2001, respectively.

2.	Significant Accounting Policies

The following is a summary of the Trust’s significant accounting policies:

Security valuation – The Funds’ portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Securities traded on stock exchanges are valued at the last sale price and securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities

THE WESTPORT FUNDS NOTES TO FINANCIAL STATEMENTS (Continued) June 30, 2013 (Unaudited)

traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available, or for which an available market quotation is determined not to be reliable, are valued at their fair value as determined in accordance with the valuation procedures approved by the Board of Trustees. Money market instruments and other debt securities with remaining maturity of less than 60 days are valued at amortized cost, which approximates market value.

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. Generally Accepted Accounting Procedures (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Funds did not hold any Level 2 or Level 3 securities during the six months ended June 30, 2013. There were no transfers into and out of any level during the current period. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

Westport Select Cap Fund
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$418,283,502	$—	$—	$418,283,502
Money Markets	11,745,894	—	—	11,745,894
Total	$430,029,396	$—	$—	$430,029,396

THE WESTPORT FUNDS NOTES TO FINANCIAL STATEMENTS (Continued) June 30, 2013 (Unaudited)

Westport Fund
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$612,566,100	$—	$—	$612,566,100
Money Markets	39,462,770	—	—	39,462,770
Total	$652,028,870	$—	$—	$652,028,870

*	All sub-categories within common stocks represent Level 1 evaluation status. See Portfolios of Investments for industry categories.

Effective January 1, 2013, the Funds adopted FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. The adoption of ASU No. 2011-11 had no impact on the Funds during the current reporting period.

Share valuation – The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of both classes of shares of each Fund is equal to the net asset value per share.

Allocations – Investment income earned, expenses (other than expenses attributable to a specific class), realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated by each Fund daily to each class of its shares based upon its proportionate share of total net assets of the Fund.

Distributions to shareholders – Dividends to shareholders from net investment income, if any, are paid annually. Distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareholders are determined in accordance with income tax regulations and recorded on the ex-dividend date.

Other – Security transactions are accounted for based on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax rules and rates. Securities sold are determined on a specific identification basis.

Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

THE WESTPORT FUNDS NOTES TO FINANCIAL STATEMENTS (Continued) June 30, 2013 (Unaudited)

Federal Income Taxes – It is each Fund’s policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts earned in the prior year.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2009-2011), or expected to be taken in the Funds’ 2012 tax returns. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The tax character of distributions paid for the years ended December 31, 2012 and December 31, 2011 is as follows:

	Westport Select Cap Fund		Westport Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
From ordinary income	$—	$—	$714,877	$—
From long-term capital gains	95,847,268	40,368,543	37,999	13,581,315
	$95,847,268	$40,368,543	$752,876	$13,581,315

At June 30, 2013, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were:

	Westport Select Cap Fund	Westport Fund
Gross Unrealized Appreciation	$252,597,504	$207,130,725
Gross Unrealized Depreciation	(11,789,059)	(15,472,669)
Net Unrealized Appreciation/(Depreciation)	$240,808,445	$191,658,056
Federal income Tax Cost*	$189,220,951	$460,370,814

*
The difference between federal income tax cost of portfolio investments and the acquisition cost is due to certain timing difference in the recognition of capital losses under income tax regulations and GAAP.

THE WESTPORT FUNDS NOTES TO FINANCIAL STATEMENTS (Continued) June 30, 2013 (Unaudited)

As of December 31, 2012, the components of distributable earnings on a tax basis are as follows:

	Westport Select Cap Fund	Westport Fund
Accumulated Capital and Other Losses	$1,786,251	$50,633
Unrealized Appreciation/(Depreciation)	221,176,774	135,198,727
	$222,962,774	$135,249,360

Reclassification of capital accounts – The following reclassifications made by the Funds during the tax year ended December 31, 2012, are primarily the result of differences in the tax treatment of net investment losses.

	Accumulated Net Investment Income (Losses)	Paid-in Capital	Net Realized Gains (Losses) Accumulated
Westport Select Cap Fund	$2,101,024	$(1,712,488)	$(388,536)
Westport Fund	$(51,492)	$(5)	$51,497

The above reclassifications have no effect on the Funds’ net assets or net asset value per share.

3.	Investment Transactions

For the six months ended June 30, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $784,000 and $79,271,098, respectively, for the Westport Select Cap Fund, and $59,448,254 and $36,370,827, respectively, for the Westport Fund.

4.	Transactions with Affiliates

Certain trustees and officers of the Trust are also officers of the Adviser.

INVESTMENT ADVISORY AGREEMENT
The Funds’ investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Each Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of average daily net assets for the Westport Select Cap Fund, and at an annual rate of 0.90% of average daily net assets for the Westport Fund.

Pursuant to a written contract between the Adviser and the Funds, approved by the Trust’s Board of Trustees, the Adviser has agreed to waive a portion of its advisory fees and/or assume certain expenses of each Fund (other than brokerage commissions, extraordinary items, interest, and taxes) to the extent “Total Annual Fund Operating Expenses” for each class exceed 1.50% of the Fund’s average daily net assets attributable to that class of shares (the “Expense Limitation Agreement”). The Adviser has agreed to maintain these expense limitations with regard to each class of each Fund through April 30, 2014. The expense limitation agreement does not include recapture provisions. No fees were waived by the Adviser for the six months ended June 30, 2013.

THE WESTPORT FUNDS NOTES TO FINANCIAL STATEMENTS (Continued) June 30, 2013 (Unaudited)

ADMINISTRATION AND FUND ACCOUNTING AGREEMENT
Under the Administration and Fund Accounting Agreement, UMB Fund Services, Inc. (“UMBFS”) provides services to the Funds that include, but are not limited to, the following: calculating daily net asset values for the Funds; maintaining all general ledger accounts and related subledgers; determining and monitoring income and expense accruals; assisting in the acquisition of the Trust’s fidelity bond, monitoring the amount of the bond and making necessary filings with the Securities and Exchange Commission (“SEC”) related thereto; preparing securities notice and renewal filings pursuant to state securities laws; compiling data for and preparing notices to the SEC related to registration fee payments; preparing financial statements for the annual and semi-annual reports; monitoring each Fund’s status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; monitoring compliance with the Funds’ investment policies and restrictions; and generally assisting with the Trust’s administrative operations.

Under the Administration and Fund Accounting Agreement, UMBFS is entitled to receive an annual asset-based fee, computed daily and payable monthly based on monthly net assets, for administration and fund accounting services of: 4 basis points (0.04%) on the first $500 million in monthly net assets; 3 basis points (0.03%) of monthly net assets over $500 million to $1.5 billion; and 2.5 basis points (0.025%) of monthly net assets in excess of $1.5 billion. UMBFS is also paid a fixed fee of $38,000 per year for UMBFS’ services and is reimbursed for certain of its out-of-pocket expenses.

TRANSFER AGENT AGREEMENT
Under the terms of the Transfer Agency Agreement, UMBFS maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their account, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, UMBFS receives an annual asset-based fee, computed daily and payable monthly based on monthly net assets and a fixed monthly fee. UMBFS also receives a monthly fee based on the number and type of shareholder accounts. In addition, each Fund reimburses UMBFS for out-of-pocket expenses, including, but not limited to, postage and supplies.

SHAREHOLDER SERVICES PLAN
The Trust has adopted a shareholder services plan with respect to Class R shares of each Fund. Under this plan, the Trust may enter into agreements pursuant to which a shareholder servicing agent performs certain shareholder services such as establishing and maintaining accounts and records, answering shareholder inquiries, providing personnel and facilities to maintain shareholder accounts and records, assisting shareholders in processing purchases, exchanges and redemption transactions, facilitating wiring of funds, integrating periodic statements with other shareholder transactions, and providing other services as requested by shareholders. For these services each Fund pays the servicing agent a fee of up to 0.25% of the average daily net assets attributable to the Class R shares owned by investors for which the servicing agent maintains a servicing relationship. For the six months ended June 30, 2013, shareholder servicing fees of $94,028 and $267,182 were paid by Class R shares of the Westport Select Cap Fund and the Westport Fund, respectively, to third party shareholder servicing agents.

In addition, the Trust receives certain transfer agency services for Class R and Class I shares of each Fund not otherwise provided by the Funds’ transfer agent, from various shareholder servicing agents approved by the Trust’s Board of Trustees. For the six months ended June 30,

THE WESTPORT FUNDS NOTES TO FINANCIAL STATEMENTS (Continued) June 30, 2013 (Unaudited)

2013, transfer agent servicing fees of $82,148 and $221,007 were paid by Class R shares of the Westport Select Cap Fund and the Westport Fund, respectively, to third party shareholder servicing agents. In addition, transfer agent servicing fees of $111,507 and $26,608 were paid to third party shareholder servicing agents by Class I shares of the Westport Select Cap Fund and the Westport Fund, respectively, for the six months ended June 30, 2013.

DISTRIBUTION AGREEMENT
The Trust has entered into a Distribution Agreement on behalf of the Funds with UMB Distribution Services, LLC. (“UMB Distribution”). Pursuant to the Distribution Agreement, UMB Distribution acts as principal underwriter of each Fund’s shares. UMB Distribution receives no compensation from the Trust for its services and is an affiliate of UMBFS. The Adviser makes certain payments to UMB Distribution out of the Adviser’s resources in recognition of certain distribution-related services provided and licensing and other costs assumed by the Distributor in connection with serving as Distributor to the Funds.

COMPLIANCE SERVICES
Under the terms of the Compliance Services Agreement between the Trust and Vigilant Compliance Services, LLC, (“Vigilant”), Vigilant provided the Chief Compliance Officer (“CCO”) services to the Funds for the period ended June 30, 2013. The CCO reports directly to the Trust’s Board of Trustees and oversees an annual review of the policies and procedures of the Funds and their service providers, provides a written report to the Board annually and keeps the Board apprised of any material compliance events.

5.	Capital Share Transactions

Proceeds and payments on capital shares as shown in the Statement of Changes in Net Assets are the result of the following capital share transactions:

	Westport Select Cap Fund		Westport Fund
	For the Six Months Ended June 30, 2013	For the Year Ended December 31, 2012	For the Six Months Ended June 30, 2013	For the Year Ended December 31, 2012
CLASS R
Shares sold	648,566	1,341,780	1,948,815	8,049,465
Shares reinvested	—	1,898,742	—	13,437
Shares redeemed	(1,440,409)	(3,374,035)	(2,211,338)	(4,697,293)
Net increase (decrease) in shares outstanding	(791,843)	(133,513)	262,523)	3,365,609
Shares outstanding, beginning of period	8,590,822	8,724,335	16,421,158	13,055,549
Shares outstanding, end of period	7,798,979	8,590,822	16,158,635	16,421,158
CLASS I
Shares sold	985,701	2,543,513	895,986	2,140,768
Shares reinvested	—	2,402,927	—	13,459
Shares redeemed	(3,515,109)	(8,285,885)	(783,124)	(1,203,078)
Net increase (decrease) in shares outstanding	(2,529,408)	(3,339,445)	112,862	951,149
Shares outstanding, beginning of period	13,980,594	17,320,039	6,032,490	5,081,341
Shares outstanding, end of period	11,451,186	13,980,594	6,145,352	6,032,490

THE WESTPORT FUNDS NOTES TO FINANCIAL STATEMENTS (Continued) June 30, 2013 (Unaudited)

6.	Commitments and Contingencies

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7.	Subsequent Events

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date which the financial statements were issued.

THE WESTPORT FUNDS OTHER ITEMS June 30, 2013 (Unaudited)

Quarterly Portfolio Disclosure

A complete uncertified listing of the portfolio holdings of each of the Funds, in the form normally presented in annual and semi-annual reports, is available on the Funds’ website, at http://www.westportfunds.com, within thirty days following the end of each calendar quarter and at such other times as management may determine in its discretion. Interested investors may request a copy of that information, without charge, by calling toll-free 1-888-593-7878. In addition, the Trust files a complete certified listing of portfolio holdings for each Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q within sixty days following the end of each calendar quarter. The complete listing on Form N-Q (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling toll-free 1-888-593-7878. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30, 2013 are available (i) on the Funds’ website at http://www.westportfunds.com, (ii) without charge upon request by calling toll-free 1-888-593-7878 or (iii) on the SEC’s website at http://www.sec.gov.

Risk Disclosure

There are special risks associated with small and mid-capitalization issues such as market liquidity and greater market volatility than larger capitalizations issues.

THE WESTPORT FUNDS SCHEDULE OF SHAREHOLDER EXPENSES (Unaudited)

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees; shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of The Westport Funds, you do not incur any transaction costs.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2013 through June 30, 2013).

Actual Expenses

The first lines of the table below with respect to each class of shares of each Fund provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended June 30, 2013” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the table below with respect to each class of shares of each Fund provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

THE WESTPORT FUNDS SCHEDULE OF SHAREHOLDER EXPENSES (Unaudited) (Continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second lines of the table are useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. As a shareholder of the Westport Funds, you do not incur any transaction costs.

		Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Six Months Ended June 30, 2013*	Net Expense Ratio Annualized June 30, 2013	Total Return Six Months Ended June 30, 2013
Westport Select Cap Fund
Class R	Actual	$1,000.00	$1,161.90	$7.29	1.36%	16.19%
Class R	Hypothetical (5% return before expenses)	$1,000.00	$1,018.26	$6.80	1.36%	1.83%
Class I	Actual	$1,000.00	$1,162.20	$6.54	1.22%	16.22%
Class I	Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.10	1.22%	1.90%
Westport Fund
Class R	Actual	$1,000.00	$1,112.70	$6.45	1.23%	11.27%
Class R	Hypothetical (5% return before expenses)	$1,000.00	$1,018.89	$6.17	1.23%	1.89%
Class I	Actual	$1,000.00	$1,113.50	$5.55	1.06%	11.35%
Class I	Hypothetical (5% return before expenses)	$1,000.00	$1,019.74	$5.31	1.06%	1.97%
*
Expenses are equal to each Fund’s annualized expense ratio (based upon the last six months) as reflected in the fourth column above, multiplied by the average account value over the period, multiplied by # of days in most recent fiscal half-year divided by # of days in current fiscal year (181/365) to reflect the one-half year period.

THE WESTPORT FUNDS
PRIVACY POLICY DISCLOSURE

Thank you for your decision to invest with us. Your privacy is very important to us. The following constitutes a description of our policies regarding disclosure of nonpublic personal information that you provide to us or that we collect from other sources.

Categories of Information We Collect

We collect the following nonpublic personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as required or permitted by law.

Service Provider/Transfer Agent Exception

We are permitted by law to disclose all of the information we collect, as described above, to our service provider/transfer agent to process your transactions.

Confidentiality and Security

We restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Intermediaries

In the event that you hold shares of the fund(s) through a Financial Intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your Financial Intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

The Westport Funds

Westport Select Cap Fund
Westport Fund

website: www.westportfunds.com

Shareholder Services
1-888-593-7878

Investment Adviser
Westport Advisers, LLC
253 Riverside Avenue
Westport, Connecticut 06880
1-203-227-3601

Board of Trustees
Edward K. Mettelman
Stephen E. Milman
Edmund H. Nicklin, Jr.
Donel Bruce Smith

Transfer Agent
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233

Distributor
UMB Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233

This report is authorized for distribution only when it is accompanied or preceded by a current prospectus of The Westport Funds.

WESTPORT INVESTMENTS

Item 2.	Code of Ethics.

Not required in semiannual report filing.

Item 3.	Audit Committee Financial Expert.

Not required in semiannual report filing.

Item 4.	Principal Accountant Fees and Services

Not required in semiannual report filing.

Item 5.	Audit Committee of Listed Registrants.

Not required in semiannual report filing.

Item 6.	Schedule of Investments.

Schedules of Investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Not applicable in semiannual filing.

(2) Certifications required pursuant to section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3) Not applicable to open-end management investment companies.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Westport Funds

By (Signature and Title)

/s/ Edmund H. Nicklin, Jr.
Edmund H. Nicklin, Jr.
President

Date:	September 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Edmund H. Nicklin, Jr.
Edmund H. Nicklin, Jr.
President

Date:	September 5, 2013

By (Signature and Title)

/s/ Terry A. Wettergreen
Terry A. Wettergreen
Treasurer and Chief Financial Officer

Date:	September 5, 2013